UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

                          Date of Report: July 5, 2005
                  Date of earliest event reported: June 29, 2005

                                   PACEL CORP.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                       000-29459                54-1712558
----------------------------       ----------------       ----------------------
(State or other jurisdiction         (Commission            (IRS Employer
   of incorporation)                 file number)          Identification No.)


7621 Little Ave. Suite 101, Charlotte, North Carolina                28226
------------------------------------------------------       -------------------
   (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (704) 643-0676


                                       N/A
          -----------------------------------------------------------
         (Former name or former address, if changes since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01         CHANGES IN CONTROL OF REGISTRANT

         Effective June 30, the registrant issued 1,000,000 shares of Series"B" Convertible Preferred Stock to the following individuals in the amounts indicated:

                          David Calkins 300,000 shares
                          F. Kay Calkins 300,000 shares
                          Gary Musselman 300,000 shares
                          Marcia Sartori 100,000 shares

         The Series "B" Convertible Preferred Stock and the voting rights attached thereto, as described in the attached Certificate of Designation, constitute voting control of the registrant. The shares were issued to each of the named individuals in consideration of past services rendered to and on behalf of the registrant.

         Registrant filed the Certificate of Designation with the Nevada Secretary of State effective June 29, 2005.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICER.

         Effective June 30, 2005, the board of directors appointed Marcia Sartori as the registrant's Vice-President of Operations and Chief Operating Officer. Since January 1, 2005, Ms. Sartori was Vice-President Special Projects for the registrant's wholly-owned subsidiary AsmaraHR. Previously, Ms. Sartori owned and operated RossarHR and Your Staff Solutions, Inc. in the Pittsburgh, Pennsylvania area from 1998 to 2002. Ms. Sartori has 20 years experience in the human resources outsourcing and professional employer organization
         (PEO) industry. The principal terms of Ms. Sartori's employment agreement with the registrant consist of a annual base salary of $85,000 with an incentive commission of 3% predicated on the increase in monthly sales of outsourcing services over a base amount of $35,000 in certain geographical areas served by the registrant.

         Effective July 1, 2005, the board of directors accepted the resignation of David Calkins as a director. Mr. Calkins resigned for personal reasons and not because of any disagreement on any matter relating to the registrant's operations, policies or practices. F. Kay Calkins assumed the position of Chair of the Board of Directors.

         Effective July 1, 2005, Gary Musselman, the registrant's President and Chief Executive Officer, accepted his previous appointment to the Board of Directors.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.       DESCRIPTION

   4.0            Certificate of Designation for Series "B" Convertible
                  Preferred Stock.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Pacel Corporation

         Dated: July 5, 2005                         By: /s/ GARY MUSSELMAN
                                                         President